Exhibit 32.1
CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
In connection with the annual report of GeoVax Labs, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2010, I, Robert T. McNally, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes — Oxley Act of 2002, that to the best of my knowledge:
1.	The annual report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2.	The information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 4, 2011	/s/ Robert T. McNally
Robert T. McNally
President and Chief Executive Officer